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                                                                    Exhibit 10.3

                       AMENDMENT NO. 7 TO CONTRACT C000525


                  THIS AMENDMENT, made this Seventeenth day of June in the year One thousand nine hundred and ninety-nine serves to increases the contract amount to $16,387,237.12 as per the April 1999 Scope of Work.

                  WITNESSETH, that AppliedTheory and the Department of Labor, in consideration of the agreements incorporated herein, do hereby agree as follows:

                  ARTICLE I.

                  The party of the first part shall provide Consulting, Applications Development, Systems Integration, Help Desk Services and Training as per the April 1999 Scope of Work and the Software Licensing Agreement attached, which together with all appendices is hereby made a part of this agreement.

                  ARTICLE II.

                  It is hereby mutually agreed between the parties hereto that the sum to be paid by the party of the second part to the party of the first part for said services shall be as follows:

                  This Amendment increases the Contract amount by $3,000,000.00.

                  All other terms and conditions remain the same.

                  IN WITNESS WHEREOF, the parties hereto, have set their hand and seals, the day and year written above.

                  STATE OF NEW YORK, COUNTY OF ONONDAGA  SS:

                  On the 25th Day of June, Nineteen Hundred and Ninety-nine before me personally came Angelo A. Gencarelli, III to me known, who being by me duly sworn, did depose and say that he resides at: Liverpool, New York, and that he is the Senior Director of Accounting/Controller of AppliedTheory, the corporation described in and which executed the foregoing instrument, and that he signed his name thereto by order of the Board of Directors of said corporation.




                                       /s/   Patricia J. Foster
                                       ----------------------------------------
                                       NOTARY PUBLIC  (affix stamp)
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                                   Page 2 of 2

Agency Certification

         "In addition to the acceptance of this contract, I also certify that original copies of this signature page will be attached to all other exact copies of this contract."


VENDOR                                         NYS DEPARTMENT OF LABOR
/s/   Angelo A. Gencarelli                     /s/   Paul D. Danaher
---------------------------------------        ---------------------------------
Authorized Signature                           Authorized Signature


---------------------------------------        ---------------------------------
Printed Name                                   Printed Name


Senior Director of Accounting/Controller       Principal Accountant(ES)
---------------------------------------        ---------------------------------
Title                                          Title


     6/26/99                                        7/1/99
---------------------------------------        ---------------------------------
Date                                           Date



STATE ATTORNEY GENERAL                         STATE COMPTROLLER


---------------------------------------        ---------------------------------
/s/   Peter Favretto                           /s/ Illegible


     7/1/99                                        7/26/99
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Date                                           Date